                                                               EXHIBIT 26(e)(9)

VARIABLE ADJUSTABLE LIFE ALLOCATION OPTIONS

MINNESOTA LIFE INSURANCE COMPANY - A Securian Company                                  [LOGO OF MINNESOTA LIFE]
Life Policy Administration . 400 Robert Street North . St. Paul, Minnesota 55101-2098

                                 INSTRUCTIONS

THIS FORM IS TO BE COMPLETED BY THE POLICYOWNER OR THE LICENSED REPRESENTATIVE.

..   Select either Net Premium Allocations on pages 1-2 or choose a Focused
    Portfolio on page 3.

    -  In Texas, the Guaranteed Account is not available for VAL Horizon.

    - Single NRPs will use the same allocation as Net Premium unless a different allocation is requested. To request a different allocation for Single Non Repeating Premium , complete the Single NRP column.

    -  Billable NRPs will automatically use the same allocation as Net Premium.

    -  If EGA Choice exists, then Systematic Rebalancing is required.

    -  Monthly Charge Allocations are not allowed with EGA Choice.

..   For Monthly Charge Allocations, select one of the Monthly Charge
    Allocations boxes on page 1.

..   For Rebalancing or Transfers complete page 4.

    - If electing Systematic Rebalancing, also complete the Net Premium Allocations column on pages 1-2 .

    - If completing Section D, then the cash value of the selected FROM accounts will be allocated in total to the TO accounts according to the percentages or dollar amounts indicated.

    - If a Systematic Rebalance is selected and 100% of the allocations are in one account, Systematic Rebalancing will not be added to the policy.

..   For Partial Surrender Allocations, indicate on pages 1-2 and submit a
    Policy Change Booklet.

..   For Loan Allocations, indicate on pages 1-2 and submit a Policy Service
    Request.

 F72225 Rev 10-2017                                             Minnesota Life

VARIABLE ADJUSTABLE LIFE ALLOCATION OPTIONS

Policy number  Insured name  Owner name (if different from insured)  Date  Firm/rep code

   This transaction was initiated by:  [_] Policyowner    [_] Representative

..   Select Net Premium Allocations. Allocations must be in increments of 1%;
    minimum is 1%. Allocations must total 100%.

..   Check one for Monthly Charge Allocations:

    [_]Request to assess Monthly Charge Allocations other than proportionately
       (indicate below).
    [_]Request the same Monthly Charge Allocations as the Net Premium Selection.
    [_]Request to cancel existing Monthly Charge Allocations.

                                              NET   SINGLE MONTHLY LOAN/PARTIAL
                                     FUND   PREMIUM  NRPA  CHARGES  SURRENDERS
 ACCOUNT OPTIONS                      ID       %      %       %         %
 ---------------                    ------- ------- ------ ------- ------------
 Guaranteed Account                 GIA/GPA
 AB VPS International Value          ABI2
 American Century(R) VP Income &
   Growth                            ACIG
 American Century(R) VP Inflation
   Protection                        ACIP
 American Funds IS Global Bond Fund  AFGB
 American Funds IS Global Growth
   Fund                              AFGG
 American Funds IS Global Small
   Capitalization Fund               AFGS
 American Funds IS Growth Fund       AFGR
 American Funds IS Growth-Income
   Fund                              AFGI
 American Funds IS International
   Fund                              AFIN
 American Funds IS New World
   Fund(R)                           AFNW
 American Funds IS U.S.
   Govt./AAA-Rated Securities Fund   AFUS
 Fidelity VIP Equity-Income          FVEI
 Fidelity VIP Mid Cap                FVMC
 Franklin Mutual Shares VIP Fund     FMSH
 Franklin Small Cap Value VIP Fund   FSV2
 Franklin Small-Mid Cap Growth VIP
   Fund                              FSMG
 Goldman Sachs VIT High Quality
   Floating Rate Fund                GSHQ
 Invesco V.I. American Value         INAV
 Invesco V.I. Comstock               INCS
 Invesco V.I. Equity and Income      INEI
 Invesco V.I. Growth and Income      INGI
 Invesco V.I. Small Cap Equity       INSE
 Ivy VIP Asset Strategy              IVAS
 Ivy VIP Balanced                    IVBL
 Ivy VIP Core Equity                 IVCE
 Ivy VIP Global Growth               IVGG
 Ivy VIP Natural Resources           IVNR
 Ivy VIP High Income                 IVHI
 Ivy VIP International Core Equity   IVIC
 Ivy VIP Micro Cap Growth            IVMG
 Ivy VIP Mid Cap Growth              IVMD
 Ivy VIP Science and Technology      IVST
 Ivy VIP Small Cap Core              IVSC
 Ivy VIP Value                       IVVL

 F72225 Rev 10-2017                                           1 Minnesota Life

                                             NET   SINGLE MONTHLY LOAN/PARTIAL
                                      FUND PREMIUM  NRPA  CHARGES  SURRENDERS
 ACCOUNT OPTIONS                       ID     %      %       %         %
 ---------------                      ---- ------- ------ ------- ------------
 Janus Henderson VIT Balanced
   Portfolio                          JBP
 Janus Henderson VIT Forty Portfolio  JHF
 Janus Henderson VIT Overseas
   Portfolio                          JOVS
 Janus Henderson VIT Mid Cap Value    JHMV
 MFS(R) VIT II International Value    MIV2
 MFS(R) VIT Mid Cap Growth Series     MMC
 Morgan Stanley VIF Emerging Markets
   Equity                             MSEM
 Morningstar Aggressive Growth ETF
   Asset Allocation Portfolio         MAG
 Morningstar Balanced ETF Asset
   Allocation Portfolio               MB
 Morningstar Conservative ETF Asset
   Allocation Portfolio               MC
 Morningstar Growth ETF Asset
   Allocation Portfolio               MG
 Morningstar Income & Growth ETF
   Asset Allocation Portfolio         MIG
 Neuberger Berman AMT Socially
   Responsive                         NBSR
 Oppenheimer International Growth/VA  OIG
 Oppenheimer Main Street Small
   Cap(R)/VA                          OMSS
 PIMCO VIT Low Duration               PLD
 PIMCO VIT Total Return               PTR
 Putnam VT Equity Income              PEI
 Putnam VT Growth Opportunities       PGOF
 Putnam VT International Equity       PIE
 Putnam VT Multi-Cap Growth           PMCG
 SFT Advantus Bond Fund               ABD2
 SFT Advantus Government Money
   Market Fund                        AGMM
 SFT Advantus Index 400 Mid-Cap Fund  AI42
 SFT Advantus Index 500 Fund          AI52
 SFT Advantus International Bond Fund AIB2
 SFT Advantus Mortgage Securities
   Fund                               AMS2
 SFT Advantus Real Estate Securities
   Fund                               ARE2
 SFT Ivy Growth Fund                  SIGR
 SFT Ivy Small Cap Growth Fund        SISG
 SFT Wellington Core Equity Fund      SWC2
 SFT T. Rowe Price Value Fund         STRV
 Templeton Developing Markets VIP
   Fund                               TDM


 F72225 Rev 10-2017                                           2 Minnesota Life

VARIABLE ADJUSTABLE LIFE ALLOCATION OPTIONS

Policy number  Insured name  Owner name (if different from insured)  Date  Firm/rep code

   This transaction was initiated by:  [_] Policyowner    [_] Representative

  FOCUSED PORTFOLIOS ARE ONLY AVAILABLE FOR VARIABLE ADJUSTABLE LIFE PRODUCTS

FOCUSED PORTFOLIOS (MAY 2017)

Please refer to your prospectuses for detailed information related to the available underlying funds, including share class and expenses. Pre-built Portfolios provide a strategy for diversifying investments. They do not guarantee a profit or protect against loss.

[_] AGGRESSIVE GROWTH                     [_] CONSERVATIVE GROWTH                   [_] INCOME AND GROWTH
  11%  STRV-  SFT T. Rowe Price Value       14%  ABD2-  SFT Advantus Bond             21%  ABD2-  SFT Advantus Bond
              Fund
  10%  MIV2-  MFS VIT II International       8%  STRV-  SFT T. Rowe Price Value        8%  PLD-   Pimco VIT Low Duration
              Value                                     Fund
   9%  FSV2-  Franklin Small Cap Value       6%  ABI2-  SFT Advantus                   7%  IVHI-  Ivy VIP High Income
              VIP Fund                                  International Bond
   8%  SIGR-  SFT Ivy Growth Fund            6%  SIGR-  SFT Ivy Growth Fund            7%  STRV-  SFT T. Rowe Price Value
                                                                                                  Fund
   6%  OIG-   Oppenheimer International      5%  IVHI-  Ivy VIP High Income            6%  ABI2-  SFT Advantus
              Growt/VA                                                                            International Bond
   6%  IVMD-  Ivy VIP Mid Cap Growth         5%  PLD-   Pimco VIT Low Duration         6%  AFUS-  American Funds IS US Govt/
                                                                                                  AAA Rated Securities
   6%  JHMV-  Janus Henderson VIT Mid        5%  IVNR-  Ivy VIP Natural Resources      5%  IVNR-  Ivy VIP Natural Resources
              Cap Value
   6%  AFGR-  American Funds IS Growth       5%  ARE2-  SFT Advantus Real Estate       5%  ARE2-  SFT Advantus Real Estate
              Fund                                      Securities Fund                           Securities Fund
   6%  INCS-  Invesco VI Comstock            5%  AFGS-  American Funds IS Global       5%  SIGR-  SFT Ivy Growth Fund
                                                        Small Cap
   5%  IVNR-  Ivy VIP Natural Resources      5%  MIV2-  MFS VIT II International       4%  AFGB-  American Funds IS Global
                                                        Value                                     Bond Fund
   5%  ARE2-  SFT Advantus Real Estate       4%  AFGB-  American Funds IS Global       4%  MIV2-  MFS VIT II International
              Securities Fund                           Bond Fund                                 Value
   5%  AFGS-  American Funds IS Global       4%  AFUS-  American Funds IS US Govt/     4%  INCS-  Invesco VI Comstock
              Small Cap                                 AAA Rated Securities
   4%  IVIC-  Ivy VIP International Core     4%  AFGR-  American Funds IS              3%  AGMM-  Advantus Government
              Equity                                    Growth Fund                               Money Market
   4%  AI42-  SFT Advantus Index 400         4%  INCS-  Invesco VI Comstock            3%  AMS2-  SFT Advantus Mortgage
              Mid-Cap Fund                                                                        Securities Fund
   4%  PEI-   Putnam VT Equity Income        3%  AFNW-  American Funds IS New          3%  OIG-   Oppenheimer International
                                                        World Fund                                Growth/VA
   3%  AFNW-  American Funds IS New          3%  OIG-   Oppenheimer International      3%  AFGR-  American Funds IS Growth
              World Fund                                Growth/VA                                 Fund
   2%  MSEM-  Morgan Stanley VIF             3%  FSV2-  Franklin Small Cap Value       2%  GSHQ-  Goldman Sachs VIT High
              Emerging Markets Equity                   VIP Fund                                  Quality Floating Rate
[_] GROWTH                                   3%  PEI-   Putnam VT Equity Income        2%  IVIC-  Ivy VIP International Core
                                                                                                  Equity
   8%  FSV2-  Franklin Small Cap Value       2%  AMS2-  SFT Advantus Mortgage          2%  PEI-   Putnam VT Equity Income
              VIP Fund                                  Securities Fund
   8%  STRV-  SFT T. Rowe Price Value        2%  MSEM-  Morgan Stanley VIF          [_] INCOME
              Fund                                      Emerging Markets Equity
   7%  MIV2-  MFS VIT II International       2%  IVIC-  Ivy VIP International Core    28%  ABD2-  SFT Advantus Bond
              Value                                     Equity
   7%  SIGR-  SFT Ivy Growth Fund            2%  JHMV-  Janus Henderson VIT Mid       12%  PLD-   PIMCO VIT Low Duration
                                                        Cap Value
   6%  ABI2-  SFT Advantus                                                            10%  IVHI-  Ivy VIP High Income
              International Bond
   5%  ABD2-  SFT Advantus Bond                                                        8%  AFUS-  American Funds IS US
                                                                                                  Govt/AAA RatedSecurities
   5%  IVNR-  Ivy VIP Natural Resources                                                6%  ABI2-  SFT Advantus International
                                                                                                  Bond
   5%  ARE2-  SFT Advantus Real Estate                                                 5%  AGMM-  Advantus Government
              Securities Fund                                                                     Money Market
   5%  AFGS-  American Funds IS Global                                                 5%  IVNR-  Ivy VIP Natural Resources
              Small Cap
   5%  OIG-   Oppenheimer International                                                5%  ARE2-  SFT Advantus Real Estate
              Growt/VA                                                                            Securities Fund
   5%  AFGR-  American Funds IS                                                        4%  AFGB-  American Funds IS Global
              Growth Fund                                                                         Bond Fund
   4%  AFGB-  American Funds IS Global                                                 4%  AMS2-  SFT Advantus Mortgage
              Bond Fund                                                                           Securities Fund
   4%  IVMD-  Ivy VIP Mid Cap Growth                                                   3%  GSHQ-  Goldman Sachs VIT High
                                                                                                  Quality Floating Rate
   4%  JHMV-  Janus Henderson VIT Mid                                                  3%  SIGR-  SFT Ivy Growth Fund
              Cap Value
   4%  INCS-  Invesco VI Comstock                                                      3%  STRV-  SFT T. Rowe Price Value
                                                                                                  Fund
   3%  IVHI-  Ivy VIP High Income                                                      2%  AFGR-  American Funds IS Growth
                                                                                                  Fund
   3%  AFNW-  American Funds IS New                                                    2%  INCS-  Invesco VI Comstock
              World Fund
   3%  IVIC-  Ivy VIP International Core
              Equity
   3%  PEI-   Putnam VT Equity Income
   2%  MSEM-  Morgan Stanley VIF
              Emerging Markets Equity
   2%  AI42-  SFT Advantus Index 400
              Mid-Cap Fund
   1%  AMS2-  SFT Advantus Mortgage
              Securities Fund
   1%  AFUS-  American Funds IS US
              Govt/AAA Rated Securities

THESE PORTFOLIOS ARE DEVELOPED BY SECURIAN FINANCIAL SERVICES, INC. AND MAY CHANGE BASED ON THEIR ANALYSIS. KEEP IN MIND, YOUR ALLOCATIONS WILL NOT AUTOMATICALLY BE UPDATED TO REFLECT ANY FUTURE CHANGES. IF YOU WOULD LIKE TO STAY CURRENT WITH ANY SECURIAN FINANCIAL SERVICES, INC. ADJUSTMENTS, TALK TO YOUR ADVISOR.

 F72225 Rev 10-2017                                          3 Minnesota Life

VARIABLE ADJUSTABLE LIFE ALLOCATION OPTIONS

Policy number  Insured name  Owner name (if different from insured)  Date  Firm/rep code

    This transaction was initiated by: [_] Policyowner  [_] Representative

TO ELECT A COMBINATION OF REBALANCE, ONE-TIME TRANSFER, AND DCA, COMPLETE A SEPARATE PAGE FOR EACH.

                                   REBALANCE

I elect to (check all that apply)
[_] One-time rebalance of account cash values (complete D)
[_] Start a systematic rebalance (complete A, B, C, pgs 1-2)
[_] Change allocations of a systematic rebalance (complete A, pgs 1-2)
[_] Change the frequency of a systematic rebalance (complete A, C)
[_] Change the systematic rebalance date (complete A, B)
[_] Cancel the systematic rebalance (complete A)

                                   TRANSFER

I elect to (check all that apply)
[_] One-time transfer of account cash values (complete D)
[_] Start a systematic transfer (complete A, B, C, D)
[_] Change allocations of a systematic transfer (complete A, D)
[_] Change the frequency of a systematic transfer (complete A, C)
[_] Change the systematic transfer date (complete A, B)
[_] Cancel the systematic transfer (complete A)

  COMPLETE THE APPROPRIATE SECTIONS BELOW FOR THE REQUESTED TRANSACTION ABOVE

A. START/CHANGE/END
   [_] Begin on            Month            Year
   [_] Change on            Month            Year
   [_] End on            Month            Year

B. DAY
   [_] 10th of the month   [_] 20th of the month

C. FREQUENCY
   Systematic Rebalance Only:
   [_] Quarterly   [_] Semi-Annual   [_] Annual

   Systematic Transfer Only:
   [_] Monthly   [_] Quarterly   [_] Semi-Annual   [_] Annual

D. ALLOCATIONS - Rebalance amounts indicated must all be in %. Transfer amounts indicated must all be in % or all in $. Percentages must be in increments of 1%; minimum is 1%. Dollar amounts must be in whole dollars. The 'FROM' columns total must match the 'TO'columns total. TO REBALANCE FROM ALL ACCOUNTS WITH CASH VALUE, CHECK HERE [_]

FROM                                           TO
Sub-Account:                $              %   Sub-Account:                $         %
Sub-Account:                $              %   Sub-Account:                $         %
Sub-Account:                $              %   Sub-Account:                $         %
Sub-Account:                $              %   Sub-Account:                $         %
Sub-Account:                $              %   Sub-Account:                $         %
Sub-Account:                $              %   Sub-Account:                $         %
Sub-Account:                $              %   Sub-Account:                $         %
Sub-Account:                $              %   Sub-Account:                $         %

 F72225 Rev 10-2017                                          4 Minnesota Life